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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       AUGUST 30, 2000
                                                --------------------------------


                        HEALTH SYSTEMS DESIGN CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)




              DELAWARE                    0-27502               94-3235734
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    (State or Other Jurisdiction      (Commission File        (IRS Employer
          of Incorporation)               Number)           Identification No.)


1111 BROADWAY, OAKLAND, CALIFORNIA                                    94607
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code      (510) 251-1330
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

         On August 30, 2000, Health Systems Design Corporation (the "Company") issued a press release announcing that its engagement letter with Robertson Stephens, which had been signed in November 1999 in connection with the Company's process of exploring strategic alternatives, had been terminated by mutual agreement. The Company continues to explore strategic alternatives and various financing options. A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release dated August 30, 2000




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTH SYSTEMS DESIGN CORPORATION



                                       By: /s/ Christopher C. Ohman,
                                           ----------------------------------
                                              Christopher C. Ohman,
                                              Executive Vice President and Chief
                                                   Financial Officer

Dated:  August 31, 2000



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                                  EXHIBIT INDEX



Number                     Exhibit
------                     -------
99.1                       Press Release dated August 30, 2000